Exhibit 99.2

Investor Presentation

September 30, 2026

California BanCorp | California Bank of Commerce

Forward-Looking Statements

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to historical information, this release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and other matters that are not historical facts. Examples of forward-looking statements include, among others, statements regarding expectations, plans or objectives for future operations, products or services, loan recoveries, projections, and expectations regarding the adequacy of reserves for credit losses, as well as forecasts relating to financial and operating results or other measures of economic performance. Forward-looking statements reflect management's current view about future events and involve risks and uncertainties that may cause actual results to differ from those expressed in the forward-looking statement or historical results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," "project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions.

Factors that could cause or contribute to results differing from those in or implied in the forward-looking statements include but are not limited to the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; changes in real estate markets and valuations; the impact on financial markets from geopolitical conflicts; inflation, interest rate, market and monetary fluctuations and general economic conditions, either nationally or locally in the areas in which the Company conducts business; increases in competitive pressures among financial institutions and businesses offering similar products and services; general credit risks related to lending, including changes in the value of real estate or other collateral, the financial condition of borrowers, the effectiveness of our underwriting practices and the risk of fraud; higher than anticipated defaults in the Company's loan portfolio; changes in management's estimate of the adequacy of the allowance for credit losses or the factors the Company uses to determine the allowance for credit losses; changes in demand for loans and other products and services offered by the Company; the possibility that the Company may reduce or discontinue the payment of dividends on its common stock; the possibility that the Company may discontinue, reduce or otherwise limit the level of repurchases of its common stock that it may make from time to time pursuant to its stock repurchase program; the costs and outcomes of litigation; legislative or regulatory changes or changes in accounting principles, policies or guidelines; and other risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission ("SEC") and other documents the Company may file with the SEC from time to time.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, and other documents the Company files with the SEC from time to time.

Any forward-looking statement made in this release is based only on information currently available to management and speaks only as of the date on which it is made. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements or to conform such forward-looking statements to actual results or to changes in its opinions or expectations, except as required by law.

Company Overview

Investment Highlights

Market and Footprint

- California is one of the nation's most attractive banking markets, supported by a diverse economy, strong business formation, and long-term growth opportunities
- Our footprint covers the best small to middle-market business banking markets in California
- Scarcity of community banks in the region offers extraordinary opportunity for experienced management team
- Established community banking platform led by seasoned bankers with strong local market relationships.

Management

- Seasoned management team with a proven track record of organic and M&A growth

Growth Opportunities

- Opened a new commercial loan production office at 595 Market Street in downtown San Francisco on October 1, 2026, reflecting the continued commitment to strategic growth and expansion of the commercial banking presence in Northern California
- Added five experienced bankers in January 2026, including two veteran commercial bankers with deep roots in the community, to our Northern California team
- Merger between Southern California Bancorp and predecessor California BanCorp closed on July 31, 2024, and expanded footprint into Northern California; franchise offers complementary products and services to expanded client base
- Scalable business model of trusted brands offers cost savings and greater efficiency
- New C&I teams established in Irvine in 2022 and Los Angeles in 2024

Balance Sheet Composition

- Attractive low-cost core deposit base: noninterest-bearing deposits were 36% of total deposits at September 30, 2026
- Total loans held for investment of $3.1 billion at September 30, 2026, compared with $3.1 billion at June 30, 2026 and $3.0 billion at September 30, 2025
- Diverse commercial loan portfolio
- Bank’s capital ratios exceed minimums to be “well capitalized,” the highest regulatory capital category

California BanCorp

At a Glance

BCAL
Nasdaq

San Diego
Headquarters

$682M
Market Cap[1]

$4.1B
Assets[3]

18.25%
5.7-Yr Asset CAGR[4]

3
Bank Acquisitions[2]
1
Merger of Equals

$3.5B
Deposits[3]

20.61%
5.7-Yr Deposit CAGR[4]

Our Footprint



Del Norte
Siskiyou
Modoc
Humboldt
Trinity
Shasta
Lassen
Tehama
Plumas
Mendocino
Glenn
Butte
Sierra
Nevada
Lake
Colusa
Yuba
Placer
Sutter
El Dorado
Sonoma
Napa
Yolo
Amador
Alpine
Marin
Solano
Calaveras
San Francisco
San Joaquin
Tuolumne
Mono
Alameda
Stanislaus
Mariposa
San Mateo
Merced
Madera
Santa Cruz
San Benito
Fresno
Inyo
Monterey
Tulare
Kings
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Imperial



Roseville
Woodland
Sacramento
Davis
Windsor
Santa Rosa
Rancho Cordo
Parkway
Elk Grove
Sebastopol
Rohnert Park
Vacaville
Napa
Fairfield
Petaluma
Novato
Vallejo
Lodi
San Rafael
Concord
Stockton
Richmo
Berkeley
San Francisco
Oakland
Manteca
Daly City
Tracy
Livermore
South San Francisco
Hayward
Fremont
Ceres
Redwood City
Milpitas
Mountain View
San Jose
Sunnyvale
Morgan Hill
N



Victorville
Santa Paula
Santa Clarita
Ventura
Simi Valley
Burbank
Oxnard
Thousand Oaks
Los Angeles
El Monte
Fontana
San Bernardino
Ontario
Inglewood
Fullerton
Corona
Riverside
Torrance
Moreno Valley
Orange
Long Beach
Santa Ana
Huntington Beach
Temecula
Oceanside
Carlsbad
Escondido
San Diego
El Cajon
Chula Vista
Tijuana

1. Market data as of September 30, 2026.
2. Over the past 10 years.
3. As of September 30, 2026.
4. Compound annual growth rate (CAGR) for the period ended September 30, 2026.

High Growth Franchise

Since 2019, total assets have grown organically and through strategic M&A by $3.3 billion, or 395%, powered by a dedicated and accomplished team.



July 2018
Acquired Americas United Bank ($230MM Assets)
May 2020
Acquired CalWest Bancorp ($311MM Assets)
November 2020
David Rainer joined BCAL
October 2021
Acquired Bank of Santa Clarita ($425MM Assets)
July 2024
Closed merger of California BanCorp and Southern California Bancorp ($1.86B Assets)
$768
$830
$1,579
$2,260
$2,284
$2,360
$4,032
$4,033
$4,106
2018
2019
2020
2021
2022
2023
2024
2025
3Q26
Assets ($MM)(1)
Acquired Assets ($MM)

(1) Assets included prior years' acquisitions

Experienced Leadership Team

David I. Rainer

Chairman and Chief Executive Officer

Banking Experience:

> 40 Years

Richard Hernandez

President

Banking Experience:

> 25 Years

Thomas Dolan

Chief Financial Officer, Company

Banking Experience:

> 40 Years

Michele Wirfel

Chief Operating Officer

Banking Experience:

> 30 Years

Peter Nutz

Chief Credit Officer, Bank

Banking Experience:

> 20 Years

Jean Carandang

Chief Financial Officer, Bank

Banking Experience:

> 30 Years

Manisha Merchant

Chief Legal Officer

Banking Experience:

> 25 Years

Our Vision for a Premier Banking Franchise

Strong Leadership

- Experienced teams living and working in their respective California communities, and actively involved in local organizations
- Reputation and credibility of leadership attracts top talent in the market
- Bank Advisory Boards composed of local business and civic leaders

Growth Strategy

- Provide expertise in commercial and industrial, and commercial real estate lending to small and middle-market businesses
- High-touch relationship management team offers responsive, personalized service not always available at larger banks
- Continue recruiting "in-market" talent
- Opportunistic M&A

Business Banking Focus

- Loan composition reflects diversity of California marketplace
- High-touch customer service draws relationships from larger banks
- A significant number of new business results from "warm leads" provided by referrals

Strategic Commercial Offices

- Commercial offices offer a full array of banking services, are easily accessible, with good visibility and efficient operations
- Commercial offices with average deposits for all branches of $248.3 million per branch at September 30, 2026 ($3.48 billion in deposits / 14 branches)

Financial Highlights

Financial Highlights

Financial Highlights At or for the Three Months Ended ($ in millions except per share data)	Q3 2026	Q2 2026	Q1 2026	Q4 2025	Q3 2025
Net Income	$14.0	$14.3	$13.8	$16.4	$15.7
Diluted EPS	$0.43	$0.44	$0.42	$0.50	$0.48
Pre-tax, Pre-provision Income (PTPP)[1]	$21.6	$20.6	$18.7	$18.0	$21.8
Return on Average Assets	1.35%	1.43%	1.36%	1.58%	1.54%
Adjusted Return on Average Assets[1]	1.35%	1.43%	1.36%	1.58%	1.54%
Return on Average Common Equity	9.45%	9.84%	9.62%	11.43%	11.24%
Return on Average Tangible Common Equity[1]	12.07%	12.62%	12.37%	14.80%	14.72%
Net Interest Margin	4.61%	4.71%	4.47%	4.44%	4.52%
Efficiency Ratio[1]	53.00%	54.22%	57.69%	60.80%	51.75%
Non-performing Assets/Total Assets	0.44%	0.44%	0.97%	0.40%	0.38%
Allowance for Credit Losses/Total Loans Held for Investment	1.13%	1.18%	1.21%	1.20%	1.46%

Tangible Book Value & Bank Capital Ratios ($ in millions)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Tangible Common Equity[1]	$454.3	$458.8	$449.2	$447.2	$434.4
Tangible Book Value per Common Share[1]	$14.22	$14.29	$13.97	$13.79	$13.39
Tangible Common Equity/Tangible Assets[1]	11.4%	11.8%	11.5%	11.5%	10.9%
Leverage Ratio	11.2%	12.8%	12.0%	11.6%	11.4%
Common Equity Tier 1 Ratio	12.4%	13.9%	13.8%	13.3%	12.9%
Tier 1 Capital Ratio	12.4%	13.9%	13.8%	13.3%	12.9%
Total Capital Ratio	13.3%	14.9%	14.8%	14.2%	14.1%

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.

Balance Sheet

($ in 000s)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Assets					
Cash and Cash Equivalents	$ 266,653	$ 264,951	$ 411,140	$ 399,913	$ 559,216
Debt Securities	371,570	361,553	351,466	287,826	262,424
Loans Held for Sale	15,389	15,828	24,096	25,105	6,685
Loans Held for Investment	3,148,539	3,094,753	2,972,833	3,033,887	2,990,299
Allowance for Credit Losses - Loans	(33,723)	(34,860)	(34,002)	(34,348)	(41,292)
Net Loans	3,114,816	3,059,893	2,938,831	2,999,539	2,949,007
Goodwill and Other Intangibles	127,038	127,814	128,614	129,414	130,361
Other Assets	210,230	195,220	194,587	191,589	193,516
Total Assets	**$ 4,105,696**	**$ 4,025,259**	**$ 4,048,734**	**$ 4,033,386**	**$ 4,101,209**
Liabilities					
Total Deposits	$ 3,476,482	$ 3,359,105	$ 3,393,485	$ 3,370,581	$ 3,459,661
Subordinated Debentures	—	34,611	34,221	33,832	33,443
Other Liabilities	47,860	44,903	43,193	52,387	43,381
Total Liabilities	**3,524,342**	**3,438,619**	**3,470,899**	**3,456,800**	**3,536,485**
Shareholders' Equity					
Common Stock	430,900	434,514	435,249	442,394	444,132
Retained Earnings	167,536	157,407	146,355	135,813	122,644
Accumulated Other Comprehensive Loss, Net of Taxes	(17,082)	(5,281)	(3,769)	(1,621)	(2,052)
Total Shareholders' Equity	581,354	586,640	577,835	576,586	564,724
Total Liabilities & Shareholders' Equity	**$ 4,105,696**	**$ 4,025,259**	**$ 4,048,734**	**$ 4,033,386**	**$ 4,101,209**

QTD Condensed Income Statements

Income Statement ($ in 000s)	*Three Months Ended*				
	September 30, 2026	*June 30, 2026*	*March 31, 2026*	*December 31, 2025*	*September 30, 2025*
Interest Income					
Loans	$ 49,207	$ 47,970	$ 45,628	$ 47,426	$ 48,721
Securities	3,938	3,825	3,076	2,701	2,444
Interest and dividends from other institutions	3,158	3,137	5,081	6,054	6,023
Total Interest Income	56,303	54,932	53,785	56,181	57,188
Interest Expense					
Deposits	11,565	10,883	11,002	12,580	13,561
Borrowings	594	695	699	696	1,112
Total Interest Expense	12,159	11,578	11,701	13,276	14,673
Net Interest Income	44,144	43,354	42,084	42,905	42,515
Provision for (reversal of) credit losses	3,215	714	(381)	(4,398)	(15)
Net Interest Income after Provision for (Reversal of) Credit Losses	40,929	42,640	42,465	47,303	42,530
Noninterest Income					
Service charges and fees on deposit accounts	1,159	1,097	1,100	1,107	1,099
Bank owned life insurance	501	496	518	487	883
Servicing and related income on loans	75	51	78	140	69
Other charges and fees (losses)	167	(93)	441	1,261	617
Total Noninterest Income	1,902	1,551	2,137	2,995	2,668
Noninterest Expense					
Salaries, wages and other employee benefits	15,387	15,544	16,550	16,414	14,717
Occupancy	1,996	1,944	1,989	2,295	2,060
Litigation settlements, net	—	—	—	2,035	—
Other real estate owned expense (income)	4	201	104	4	(10)
Other operating	7,016	6,657	6,869	7,160	6,615
Total Noninterest Expense	24,403	24,346	25,512	27,908	23,382
Net Income Before Income Taxes	18,428	19,845	19,090	22,390	21,816
Income tax expense	4,412	5,545	5,299	5,968	6,132
Net Income	$ 14,016	$ 14,300	$ 13,791	$ 16,422	$ 15,684

3Q26 and 3Q25 YTD Condensed Income Statements

Income Statement ($ in 000s)	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Interest Income		
Loans	$ 142,805	$ 148,487
Securities	10,839	6,328
Interest and dividends from other institutions	11,376	14,984
Total Interest Income	165,020	169,799
Interest Expense		
Deposits	33,450	39,680
Borrowings	1,988	3,932
Total Interest Expense	35,438	43,612
Net Interest Income	129,582	126,187
Provision for (reversal of) credit losses	3,548	(4,425)
Net Interest Income after Provision for (Reversal of) Credit Losses	126,034	130,612
Noninterest Income		
Service charges and fees on deposit accounts	3,356	3,463
Gain on sale of loans	—	577
Bank owned life insurance	1,515	1,849
Servicing and related income on loans	204	313
Other charges, fees and income	515	1,888
Total Noninterest Income	5,590	8,090
Noninterest Expense		
Salaries, wages and other employee benefits	47,481	45,874
Occupancy	5,929	6,306
Other real estate owned expense	309	920
Other operating	20,542	20,035
Total Non-interest Expense	74,261	73,135
Net Income Before Income Taxes	57,363	65,567
Income tax expense	15,256	18,931
Net Income	$ 42,107	$ 46,636

Net Interest Margin

Yield on Earning Assets
(for three months ended September 30, 2026)

Assets ($ in thousands)	Avg. Balance	Income	Yield
Total loans	$ 3,105,177	$ 49,207	6.29 %
Taxable debt securities	308,549	3,641	4.68 %
Tax-exempt debt securities[1]	52,174	297	2.86 %
Deposits in other financial institutions	281,944	2,620	3.69 %
Fed fund sold/resale agreements	18,517	178	3.81 %
Restricted stock investments and other bank stock	31,782	360	4.49 %
Total interest-earning assets	3,798,143	56,303	5.88 %
Total noninterest-earning assets	309,489		
Total Assets	**$ 4,107,632**		

Net Interest Income ($ in millions)



$50.0
$40.0
$30.0
$20.0
$10.0
$—
$42.5
$42.9
$42.1
$43.4
$44.1
4.52%
4.44%
4.47%
4.71%
4.61%
3Q25
4Q25
1Q26
2Q26
3Q26
Net Interest Income
Net Interest Margin

Cost of Funds
(for three months ended September 30, 2026)

Liabilities and Shareholders' Equity ($ in thousands)	Avg. Balance	Expense	Cost
Interest-bearing NOW accounts	$ 905,910	$ 3,820	1.67 %
Money market and savings accounts	1,210,132	7,018	2.30 %
Time deposits	90,920	727	3.17 %
Total interest-bearing deposits	2,206,962	11,565	2.08 %
Borrowings:			
FHLB advances and Federal Reserve Discount Window borrowings	28	—	— %
Subordinated debt	23,454	594	10.05 %
Total borrowings	23,482	594	10.04 %
Total interest-bearing liabilities	2,230,444	12,159	2.16 %
Noninterest-bearing liabilities:			
Demand deposits	1,241,391		
Other liabilities	47,665		
Shareholders' equity	588,132		
Total Liabilities and Shareholders' Equity	**$ 4,107,632**		

Total cost of deposits in 3Q26 was 1.33%
Total cost of funds in 3Q26 was 1.39%

1. Tax-exempt security yields are presented on a tax equivalent basis using a 21% tax rate.

Debt Securities

Debt Securities Mix
(at September 30, 2026)



5.5 Years
Total Duration
Held-to-Maturity Securities (HTM), 13.3%
Available-for-Sale Securities (AFS), 86.7%

HTM and AFS Investment Securities
(at September 30, 2026)



Total
Debt Securities
$372 million
Mortgage-Backed Securities (MBS), 58.0%
SBA, 1.0%
Treasury & Agency, 1.0%
Municipal Bonds, 14.0%
Collateralized Mortgage Obligations (CMO), 26.0%

Highly-rated securities portfolio:

- Debt securities totaled $372 million, or 9% of total assets as of September 30, 2026
- 3Q26 average yield on total debt securities was 4.42%
- 3Q26 purchases consisted of $35 million of MBS and CMO with a weighted average yield of 5.2% and a weighted average duration of 3.9 years
- $53 million of HTM debt securities and $103 million of AFS debt securities are pledged
- The accumulated other comprehensive loss, net of taxes, was $17 million at September 30, 2026
- If we realized all of our unrealized losses on both HTM and AFS debt securities, our losses, net of taxes would be $22 million at September 30, 2026

Low-Cost Core Deposits

Deposit Mix and Growth at quarter ended:



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
—%
9/30/2025
12/31/2025
3/31/2026
6/30/2026
9/30/2026
2%
2%
21%
4%
35%
36%
1%
2%
22%
4%
36%
35%
2%
1%
20%
4%
36%
37%
2%
1%
20%
4%
35%
37%
2%
1%
21%
4%
36%
36%
Noninterest-bearing Demand
Money Market & Savings
Interest-bearing Checking
ICS(2)(3)
Brokered Time Deposits
CDARS Time Deposits(3)
Time Deposits

97.8% Core deposits[1] | 36.3% Noninterest-bearing deposits to total deposits as of September 30, 2026

Cost of Deposits (quarter) & Spot Rate (quarter-end)



1.75%
1.50%
1.25%
1.00%
1.59%
1.49%
1.43%
1.36%
1.29%
1.26%
1.31%
1.30%
1.33%
1.34%
3Q25
4Q25
1Q26
2Q26
3Q26
Cost of Deposits
Spot rate

Total Deposits at quarter ended ($MM)



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$3,460
$3,371
$3,393
$3,359
$3,476
3Q25
4Q25
1Q26
2Q26
3Q26

1. Core deposits calculated as total deposits less CDs > $250K, less brokered deposits < $250K and CDARS deposits <$250K.
2. Insured Cash Sweep (ICS) interest-bearing products provide customers with FDIC insurance coverage at ICS network institutions.
3. These reciprocal deposits are not required to be treated as brokered deposits under the amended Section 902 of the Housing Act which, effective July 11, 2026, established a tiered liability-based reciprocal deposit limit capped at $30 billion.

Significant Access to Liquidity & Funding Capacity

Source	Funding Capacity		In-Use		Total Available Liquidity	
As of 9/30/26 ($ in millions)						
Cash	$	266.7	$	—	$	266.7
AFS Securities		318.9		103.2		215.7
FHLB		817.5		65.0		752.5
FRB DW		317.5		—		317.5
Other Sources		90.5		—		90.5
Total	$	1,811.1	$	168.2	$	1,642.9



Significant Available Liquidity ($ in millions)
$266.7
$215.7
$752.5
$317.5
$90.5
$1,642.9
Cash
AFS Securities
FHLB
FRB DW
Other Sources
Total

Access to ample on-Balance Sheet (BS) and off-BS liquidity (as of 9/30/2026)

- On-BS Cash = $266.7 million
- Total Borrowing Capacity = $1.23 billion
- Total Available Borrowing Capacity = $1.16 billion
- Total Available Liquidity = $1.64 billion

Loan Portfolio

Total Loans [1] ($MM),
at the quarter ended



$4,000
$3,000
$2,000
$1,000
$—
$2,997
$3,059
$2,997
$3,111
$3,164
3Q25
4Q25
1Q26
2Q26
3Q26

Yield on Loans,
for the quarter ended



7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
6.50%
6.31%
6.14%
6.34%
6.29%
5.91%
5.80%
5.70%
5.90%
5.87%
3Q25
4Q25
1Q26
2Q26
3Q26
Yield on Loans
Yield on Loans Less Accretion on purchased loans

Contractual Maturity Summary for the next 3 years as of September 30, 2026 ($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Construction & land development	$ 103.5	3.3 %	$ 42.7	1.3 %	$ 3.0	0.1 %
1-4 family residential	19.8	0.6 %	9.8	0.3 %	6.5	0.2 %
Multifamily	61.4	1.9 %	14.9	0.5 %	7.0	0.2 %
Commercial real estate	286.4	9.1 %	145.2	4.6 %	179.8	5.7 %
Commercial & industrial	366.8	11.6 %	71.4	2.3 %	55.8	1.8 %
Others	1.5	0.0 %	—	0.0 %	—	0.0 %
Total loans	$ 839.4	26.5 %	$ 284.0	9.0 %	$ 252.1	8.0 %
Sponsor Finance	$ —	0.0 %	$ 18.3	0.6 %	$ —	0.0 %
CRE Owner-Occupied (OO)	$ 55.9	1.8 %	$ 47.2	1.5 %	$ 50.0	1.6 %
CRE Non Owner-Occupied (NOO)	$ 230.5	7.3 %	$ 97.9	3.1 %	$ 129.9	4.1 %
CRE Office and Medical/Dental Office	$ 53.4	1.7 %	$ 26.4	0.8 %	$ 41.1	1.3 %

Loan Repricing Summary for the next 3 years as of September 30, 2026 ($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Prime	$ 627.7	19.8 %	$ 7.0	0.2 %	$ 0.4	0.0 %
Other Indexed Rate Loans	271.8	8.6 %	135.1	4.3 %	149.9	4.7 %
Total Variable Rate Loans	899.5	28.4 %	142.1	4.5 %	150.3	4.7 %
Fixed Rate Loans [2]	435.2	13.8 %	142.2	4.5 %	130.7	4.1 %
Total Loans	$ 1,334.7	42.2 %	$ 284.3	9.0 %	$ 281.0	8.8 %
Multifamily	$ 71.9	2.3 %	$ 36.9	1.2 %	$ 10.8	0.3 %
Sponsor Finance	$ 18.3	0.6 %	$ —	0.0 %	$ —	0.0 %
CRE Owner-Occupied (OO)	$ 173.9	5.5 %	$ 94.5	3.0 %	$ 64.8	2.0 %
CRE Non Owner-Occupied (NOO)	$ 403.5	12.8 %	$ 115.8	3.7 %	$ 141.5	4.5 %
CRE Office and Medical/Dental Office	$ 122.6	3.9 %	$ 40.6	1.3 %	$ 25.0	0.8 %

1. Total loans include loans held for sale and loans held for investment.
2. Fixed rate loans are based on contractual maturity.

Loans Held for Investment Rollforward

Growth through new production while minimizing runoff through retention


$400
$300
$200
$100
$—
$(100)
$(200)
$(300)
Amount ($M)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Ending Balance ($M)
$2,990
$3,034
$2,973
$3,095
$3,149
$79
$158
$(91)
$(148)
$90
$150
$(86)
$(110)
$51
$98
$(93)
$(117)
$100
$27
$219
$(68)
$(156)
$81
$71
$171
$(77)
$(63)
$(129)
3Q25
4Q25
1Q26
2Q26
3Q26
Originations
Amortization, paydowns & other
Ending balance
Warehouse purchases
Warehouse sales
Advances
Payoffs, maturities, charge-offs & transfers

Diverse Loan Portfolio

Total Loan Portfolio[1], as of September 30, 2026

Commercially Focused | Relationship Based



Multifamily 9.3%
1-4 SFR 4.3%
Construction and Land Dev. 4.9%
Other[2] 0.6%
Sponsor Finance 0.6%
C&I 19.5%
Total Loans[1] $3.16 billion
CRE[3] 60.8%

Total CRE[3] by Location[4], as of September 30, 2026



San Bernardino - 2.9%
Ventura - 3.9%
Sacramento - 5.0%
Orange - 4.8%
Riverside - 6.6%
Others - 6.6%
Out of State - 9.6%
San Diego - 12.6%
California - Bay Area - 24.1%
Los Angeles - 23.9%
Total CRE Loans
$1.93 billion

Total CRE[3] Distribution, as of September 30, 2026



CRE - Restaurant - 1.0%
CRE - Special Purpose - 2.8%
CRE - Medical/Dental Office - 2.9%
CRE - Mixed Use - 3.2%
CRE - Self Storage - 3.3%
CRE - Other - 5.1%
CRE - Hotel - 7.2%
CRE - Retail - 9.2%
CRE - Office - 8.5%
CRE - Industrial - 17.7%
Total CRE Loans
$1.93 billion

1. Total loans includes loans held for sale and loans held for investment.
2. Other loans includes loans secured by farmland and consumer loans.
3. CRE loans excludes farmland loans.
4. Location by counties in California, except Bay Area and out of state. Bay Area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Low LTV Commercial Real Estate Loans

Total CRE[1] Distribution by LTV[2], as of September 30, 2026



>70%
5.7%
>65% to 70%
8.1%
>60% to 65%
9.5%
>55% to 60%
12.1%
>50% to 55%
12.7%
<50%
51.9%

($ in millions)	No. of Loans	Balance [3]	Average Loan Size	Weighted Avg. LTV [2]
CRE - Industrial	271	$ 558.6	$ 2.1	47.3%
CRE - Office	131	269.3	2.1	51.6%
CRE - Retail	166	290.7	1.8	45.8%
CRE - Special Purpose	48	87.2	1.8	42.0%
CRE - Medical/Dental Office	97	92.7	1.0	49.8%
CRE - Self Storage	16	104.5	6.5	45.5%
CRE - Restaurant	29	30.4	1.0	41.4%
CRE - Hotel	27	229.3	8.5	50.5%
CRE - Mixed Use	41	99.9	2.4	44.9%
CRE - Other [(4)]	56	162.5	2.9	55.3%
Total CRE	882	$ 1,925.1	$ 2.2	48.3%

CRE NOO vs CRE OO by Property Type, as of September 30, 2026



CRE NOO
CRE - Restaurant, 1.7%
CRE - Medical/Dental Office, 2.7%
CRE - Other (4), 5.9%
CRE - Special Purpose, 1.8%
CRE - Mixed Use, 7.0%
CRE - Self Storage, 8.1%
CRE - Hotel, 17.8%
CRE - Retail, 19.2%
CRE - Industrial, 19.7%
CRE - Office, 16.1%



CRE OO
CRE - Restaurant, 1.3%
CRE - Mixed Use, 1.6%
CRE - Retail, 6.8%
CRE - Medical/Dental Office, 9.2%
CRE - Office, 9.7%
CRE - Special Purpose, 10.0%
CRE - Other (4), 13.5%
CRE - Industrial, 47.9%

1. CRE loans excludes farmland loans.
2. Weighted average LTV is based on current loan balance as of September 30, 2026, and collateral value at origination or renewal.
3. Balance includes loans held for sale and loans held for investment as of September 30, 2026.
4. CRE – Other includes gas station, mobile home park, residential care and retirement properties.

CRE Office and Medical/Dental Office Loans

CRE Office Distribution by LTV[1], as of September 30, 2026

Loan Size ($ in millions)	No. of Loans		Balance [2]		Average Loan Size	Weighted Avg. LTV [1]
< $0.5	38	$	9.7	$	0.3	38.0%
$0.5 - < $2	59	$	55.4	$	0.9	45.1%
$2 - < $5	20	$	66.6	$	3.3	47.9%
$5 - < $10	8	$	57.0	$	7.1	59.9%
$10 - < $20	5	$	60.6	$	12.1	52.6%
≥ $20	1	$	20.0	$	20.0	61.9%
CRE – Office	**131**	**$**	**269.3**	**$**	**2.1**	**51.6%**

CRE Medical/Dental Office Distribution by LTV[1], as of September 30, 2026

Loan Size ($ in millions)	No. of Loans		Balance [2]	Average Loan Size	Weighted Avg. LTV [1]
< $0.5	43	$	11.9	$0.3	43.9%
$0.5 - < $2	43	$	41.9	$1.0	50.4%
$2 - < $5	9	$	26.0	$2.9	54.5%
$5 - < $10	2	$	13.0	$6.5	44.4%
Office	**97**	**$**	**92.7**	**$1.0**	**49.8%**

CRE Office and Medical/Dental Office by Location [3]
as of September 30, 2026



Riverside 1.1%
Orange 2.4%
Out of State 2.7%
Others 7.3%
San Diego 5.8%
Ventura 8.5%
Sacramento 12.0%
Los Angeles 34.1%
California - Bay Area 26.1%

1. Weighted average LTV is based on current loan balance as of September 30, 2026, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of September 30, 2026.
3. Location by counties in California, except Bay Area and out of state. Bay Area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Multifamily Loans

Multifamily Loans Distribution by LTV [1], as of September 30, 2026

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV [1]
< $0.5	18	$ 5.0	$ 0.3	31.5%
$0.5 - < $2	36	$ 43.8	$ 1.2	47.6%
$2 - < $5	27	$ 81.0	$ 3.0	53.2%
$5 - < $10	6	$ 43.2	$ 7.2	56.8%
$10 - < $20	4	$ 54.6	$ 13.7	59.6%
≥ $20	2	$ 67.6	$ 33.8	60.4%
Multifamily Loans	93	$ 295.2	$ 3.2	55.4%

Multifamily Loans by Location[3], as of September 30, 2026


California - Bay Area
6.9%
Others & Out of State
1.5%
Placer
14.2%
Orange, 0.9%
Ventura, 1.0%
San Diego
18.7%
Los Angeles
56.8%

At September 30, 2026:

- Total multifamily loans were $295.2 million, or 9.3% of total loans, including loans held for sale
- Unfunded loan commitments were $5.2 million, or 0.60% of total unfunded loan commitments
- 69% are fixed rate loans and 31% are variable rate loans
- No past due multifamily loans
- No nonperforming multifamily loans

1. Weighted average LTV is based on current loan balance as of September 30, 2026, and collateral value at origination or renewal.
2. Balance includes loans held for sale and loans held for investment as of September 30, 2026.
3. Others and Out of States include locations by counties in California and out of states, except Bay Area and out of state. Bay Area includes Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma counties.

Loans Held for Investment by Risk Category

($ in Thousands)	Pass	Special Mention	Substandard[1]	Doubtful	Loss	Nonaccrual[2]	Total
				September 30, 2026			
Construction and Land Development	$ 148,738	$ —	$ —	$ —	$ —	$ 5,000	$ 153,738
Real Estate - Other:							
1-4 Family Residential	133,402	—	—	—	—	2,661	136,063
Multifamily Residential	295,172	—	—	—	—	—	295,172
Commercial Real Estate and Other	1,887,884	21,235	16,587	—	—	262	1,925,968
Commercial and Industrial	564,620	19,019	32,760	—	—	1,406	617,805
Sponsor Finance	18,255	—	—	—	—	—	18,255
Consumer	1,538	—	—	—	—	—	1,538
Total Loans Held for Investment	**$ 3,049,609**	**$ 40,254**	**$ 49,347**	**$ —**	**$ —**	**$ 9,329**	**$ 3,148,539**

($ in Thousands)	Pass	Special Mention	Substandard[1]	Doubtful	Loss	Nonaccrual[2]	Total
				June 30, 2026			
Construction and Land Development	$ 125,478	$ 3,350	$ —	$ —	$ —	$ 5,000	$ 133,828
Real Estate - Other:							
1-4 Family Residential	135,150	—	2,030	—	—	2,661	139,841
Multifamily Residential	286,296	—	—	—	—	—	286,296
Commercial Real Estate and Other	1,865,114	21,624	20,089	—	—	83	1,906,910
Commercial and Industrial	548,071	23,666	33,168	—	—	1,178	606,083
Sponsor Finance	19,129	—	—	—	—	—	19,129
Consumer	2,666	—	—	—	—	—	2,666
Total Loans Held for Investment	**$ 2,981,904**	**$ 48,640**	**$ 55,287**	**$ —**	**$ —**	**$ 8,922**	**$ 3,094,753**

1. Represents substandard accruing loans.
2. All nonaccrual loans are risk rated substandard.

Credit Profile

Adequate Reserves

($000)	3Q25	4Q25	1Q26	2Q26	3Q26
Nonaccrual Loans					
1-4 Family	$ —	$ —	$ —	$ 2,661	$ 2,661
CRE & Multifamily	83	83	23,690	83	262
Construction & Land Development	13,497	13,808	5,000	5,000	5,000
Commercial	2,020	2,195	1,935	1,178	1,406
Total Nonaccrual	**15,600**	**16,086**	**30,625**	**8,922**	**9,329**
Accruing Loans past due 90 days or more	—	—	—	—	—
Total Nonperforming Loans	**15,600**	**16,086**	**30,625**	**8,922**	**9,329**
Other Real Estate Owned	—	—	8,613	8,613	8,613
Total Nonperforming Assets	**$ 15,600**	**$ 16,086**	**$ 39,238**	**$ 17,535**	**$ 17,942**

NPAs / Assets



1.00%
0.75%
0.50%
0.25%
0.38%
0.40%
0.97%
0.44%
0.44%
3Q25
4Q25
1Q26
2Q26
3Q26

ACL / Total Loans Held for Investment



1.75%
1.50%
1.25%
1.00%
1.46%
1.20%
1.21%
1.18%
1.13%
3Q25
4Q25
1Q26
2Q26
3Q26

At September 30, 2026:

- Total nonperforming assets (NPAs) were $17.9 million, compared with $17.5 million in the prior quarter, and represent 0.44% of total assets.
- Nonaccrual loans included 5 purchased credit deteriorated loans with a total net amortized cost of $1.0 million at September 30, 2026, acquired in connection with a prior merger transaction.
- During the third quarter of 2026, the $407 thousand increase, or 4.6%, during the third quarter of 2026 primarily driven by the downgrades of a commercial and industrial loan and a commercial real estate loan.

Allowance for Credit Losses – Loans as of and for the Three Months Ended September 30, 2026



$3.2 million provision for credit losses - loans breakdown
1.13% [1] At June 30, 2026
1.07% [1] At September 30, 2026
Balance (thousands)
$36,000
$34,000
$32,000
$30,000
$34,860
$224
$(4,592)
$4,592
$295
$(1,162)
$402
$(895)
$—
$(1)
$33,723
Balance, Beginning
Initial ACL for Purchased Seasoned Loans
Net Charge-off
Net Charge-off Refill
Economic Forecast
Credit Quality
Loan Composition
Qualitative
Specific Reserve
Change in Unallocated
Balance, Ending

During the third quarter of 2026, the provision for credit losses for loans held for investment was $3.2 million. The provision for credit losses for loans held for investment was driven primarily by the changes in the reasonable and supportable forecast, primarily related to the economic outlook for California, revised scenario weighting assumptions, continued loan growth, and changes in portfolio composition, partially offset by a decline in special mention and accruing substandard loan balances and refinements to the qualitative factors.

- Total net charge-offs were $4.6 million in the third quarter of 2026.
- At September 30, 2026, allowance for credit losses (ACL) was $35.5 million, or 1.13% of total loans held for investment.
- At September 30, 2026, ACL was comprised of allowance for losses - loans (ALL) of $33.7 million, or 1.07% of total loans held for investment, and reserve for unfunded loan commitments of $1.8 million.

1. ALL to total loans held for investment.

Noninterest Expense and Total Revenue

Noninterest Expense ($MM) and Efficiency Ratio [1]



$30.0
$24.0
$18.0
$12.0
$6.0
$—
60.8%
57.7%
54.2%
53.0%
51.7%
$27.9
$25.5
$24.3
$24.4
$23.4
3Q25
4Q25
1Q26
2Q26
3Q26
Noninterest expense
Efficiency ratio

Total Revenue[2] ($MM)



$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$—
$45.2
$45.9
$44.2
$44.9
$46.0
3Q25
4Q25
1Q26
2Q26
3Q26

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Total revenue includes net interest income and noninterest income.

Income Metrics

Net Income and Return on Average Assets (ROAA)[3] ($MM)



$20.0
$10.0
$—
2.00%
1.50%
1.00%
$15.7
$16.4
$13.8
$14.3
$14.0
1.54%
1.58%
1.36%
1.43%
1.35%
3Q25
4Q25
1Q26
2Q26
3Q26
Net income
ROAA

Tangible Book Value (TBV)[1] and Return on Average Tangible Common Equity (ROATCE)[1,2]



$16.00
$8.00
$—
30.00%
20.00%
10.00%
—%
$13.39
$13.79
$13.97
$14.29
$14.22
14.72%
14.80%
12.37%
12.62%
12.07%
3Q25
4Q25
1Q26
2Q26
3Q26
TBV
ROATCE

Pre-Tax Pre-Provision Income[1,3] ($MM)



$21.8
$18.0
$18.7
$20.6
$21.6
3Q25
4Q25
1Q26
2Q26
3Q26

Diluted Earnings Per Share[3]



$0.48
$0.50
$0.42
$0.44
$0.43
3Q25
4Q25
1Q26
2Q26
3Q26

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Reflects balance at quarter end.
3. Reflects balance for the quarter ended.

Strong Capital Base

Tangible Common Equity Ratio[1,3]


10.9%
11.5%
11.5%
11.8%
11.4%
3Q25
4Q25
1Q26
2Q26
3Q26

Tier 1 Ratio[2,3]


12.9%
13.3%
13.8%
13.9%
12.4%
3Q25
4Q25
1Q26
2Q26
3Q26

Total Risk-Based Capital Ratio[2,3]


14.1%
14.2%
14.8%
14.9%
13.3%
3Q25
4Q25
1Q26
2Q26
3Q26

Leverage Ratio[2,3]


11.4%
11.6%
12.0%
12.8%
11.2%
3Q25
4Q25
1Q26
2Q26
3Q26

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation.
2. Tier 1 ratio, total risk-based capital ratio and leverage ratio are at the Bank level.
3. Ratios as of period end.

Appendix

Non-GAAP Reconciliation

Pre-tax, pre-provision income is non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate pre-tax, pre-provision income by excluding income tax and provision for credit losses from net income. Management believes that the exclusion of such items from these financial measures provides useful information to gain an understanding of the operating results of our core business. These non-U.S. GAAP financial measures are supplemental and are not substitutes for an analysis based on U.S. GAAP measures. As companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net income and adjusted pre-tax, pre-provision income is set forth below.

	For the three months ended					For the nine months ended	
All dollars in thousands	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2026	September 30, 2025
Net Interest Income	$ 42,515	$ 42,905	$ 42,084	$ 43,354	$ 44,144	$ 129,582	$ 126,187
Noninterest Income	2,668	2,995	2,137	1,551	1,902	5,590	8,090
Total Net Interest Income and Noninterest Income	45,183	45,900	44,221	44,905	46,046	135,172	134,277
(Deduct): Noninterest expense	23,382	27,908	25,512	24,346	24,403	74,261	73,135
Pre-Tax, Pre-Provision Net Income (non-GAAP)	**$ 21,801**	**$ 17,992**	**$ 18,709**	**$ 20,559**	**$ 21,643**	**$ 60,911**	**$ 61,142**

Non-GAAP Reconciliation

Efficiency ratio is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. The efficiency ratio represents the ratio of noninterest expense to the sum of net interest income and total noninterest income. These non-U.S. GAAP financial measures are supplemental and are not substitutes for an analysis based on U.S. GAAP measures. As companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio is set forth below.

	For the three months ended					For the nine months ended	
All dollars in thousands	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2026	September 30, 2025
Noninterest Expense	$ 23,382	$ 27,908	$ 25,512	$ 24,346	$ 24,403	$ 74,261	$ 73,135
Net Interest Income	$ 42,515	$ 42,905	$ 42,084	$ 43,354	$ 44,144	$ 129,582	$ 126,187
Plus: Total Noninterest Income	2,668	2,995	2,137	1,551	1,902	5,590	8,090
Total Revenue	$ 45,183	$ 45,900	$ 44,221	$ 44,905	$ 46,046	$ 135,172	$ 134,277
Efficiency Ratio (non-GAAP)	**51.75 %**	**60.80 %**	**57.69 %**	**54.22 %**	**53.00 %**	**54.94 %**	**54.47 %**

Non-GAAP Reconciliation

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible assets by excluding intangible assets from total assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

All dollars in thousands, except per share data	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026
Total Stockholders' Equity	$ 564,724	$ 576,586	$ 577,835	$ 586,640	$ 581,354
Less: Intangible Assets	130,361	129,414	128,614	127,814	127,038
Tangible Common Equity (non-GAAP)	**$ 434,363**	**$ 447,172**	**$ 449,221**	**$ 458,826**	**$ 454,316**
Total Assets	$ 4,101,209	$ 4,033,386	$ 4,048,734	$ 4,025,259	$ 4,105,696
Less: Intangible Assets	130,361	129,414	128,614	127,814	127,038
Tangible Assets (non-GAAP)	**$ 3,970,848**	**$ 3,903,972**	**$ 3,920,120**	**$ 3,897,445**	**$ 3,978,658**
Tangible Common Equity Ratio (non-GAAP)	**10.94 %**	**11.45 %**	**11.46 %**	**11.77 %**	**11.42 %**
Basic Shares Outstanding	32,443,056	32,418,182	32,152,298	32,110,117	31,952,352
Book Value Per Share	$ 17.41	$ 17.79	$ 17.97	$ 18.27	$ 18.19
Less: Intangible Book Value per Share	4.02	4.00	4.00	3.98	3.97
Tangible Book Value Per Share (non-GAAP)	**$ 13.39**	**$ 13.79**	**$ 13.97**	**$ 14.29**	**$ 14.22**

Non-GAAP Reconciliation

The following table presents a reconciliation of non-GAAP financial measures to GAAP measures for: (1) average tangible common equity, and (2) return on average tangible common equity. We believe the presentation of certain non-GAAP financial measures provides useful information to assess our consolidated financial condition and consolidated results of operations and to assist investors in evaluating our financial results relative to our peers. These non-GAAP financial measures complement our GAAP reporting and are presented below to provide investors and others with information that we use to manage the business each period. Because not all companies use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures reported by other companies. These non-GAAP measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

	For the three months ended					For the nine months ended	
All dollars in thousands	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026	September 30, 2026	September 30, 2026	September 30, 2025
Net Income	$ 15,684	$ 16,422	$ 13,791	$ 14,300	$ 14,016	$ 42,107	$ 46,636
Average Assets	$ 4,041,872	$ 4,135,413	$ 4,114,498	$ 3,997,252	$ 4,107,632	$ 4,073,102	$ 3,982,375
Average Shareholders' Equity	553,543	570,138	581,184	582,699	588,132	584,030	536,949
Less: Average Intangible Assets	130,825	129,870	128,992	128,203	127,406	128,195	132,321
Average Tangible Common Equity (non-GAAP)	**$ 422,718**	**$ 440,268**	**$ 452,192**	**$ 454,496**	**$ 460,726**	**$ 455,835**	**$ 404,628**
Return on Average Assets	1.54 %	1.58 %	1.36 %	1.43 %	1.35 %	1.38 %	1.57 %
Return on Average Equity	11.24 %	11.43 %	9.62 %	9.84 %	9.45 %	9.64 %	11.61 %
Return on Average Tangible Common Equity (non-GAAP)	**14.72 %**	**14.80 %**	**12.37 %**	**12.62 %**	**12.07 %**	**12.35 %**	**15.41 %**

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